Exhibit 10-27

                  Resolutions Amending the LawGibb Group, Inc.
                   Supplemental Executive Retirement Plan and
                         Appointing Plan Administrators

     WHEREAS,   the  Company   currently   maintains  the  LawGibb  Group,  Inc.
Supplemental Executive Retirement Plan, as amended and restated effective April 1, 2001, (the "Plan"); and

     WHEREAS, Section 1.13 of the Plan authorizes the Board to appoint a Plan Administrator to administer the Plan; and

     WHEREAS, the Board wishes to amend Section 1.13 of the Plan to authorize the Board to appoint an Assistant Plan Administrator to administer the Plan during the absence, incapacity or other inability of the Plan Administrator to so act; and

     WHEREAS, the Company wishes to name Jon A. McCarthy as the administrator for the Plan ("Plan Administrator") and Kendall H. Sherrill as the assistant administrator for the Plan ("Assistant Plan Administrator"); and

     WHEREAS, Section 5.1 of the Plan allows the Company to amend the Plan at any time with the consent of the Participants; and

     WHEREAS, Bruce C. Coles and Robert B. Fooshee are the sole participants in the Plan and have given their respective consents to this amendment of the Plan.

     NOW, THEREFORE, BE IT RESOLVED, the First Amendment to LawGibb Group, Inc. Supplemental Executive Retirement Plan ("First Amendment"), which was presented to the Directors for their review, a copy of which is attached hereto as Exhibit "A", hereby is approved effective August 15, 2001; and

     FURTHER RESOLVED, that Jon A. McCarthy and Kendall H. Sherrill hereby are appointed to act as Plan Administrator and Assistant Plan Administrator, respectively, to serve until such time as the Board may choose otherwise, and/or until either their respective successors are elected and qualified or their respective earlier resignations or deaths.

     FURTHER RESOLVED, that the appropriate officers of the Company be, and hereby they are, authorized and directed to execute the First Amendment for and in the name of the Company and to take all other actions as may be necessary or helpful to carry out the intent and purpose of these Resolutions, including executing, delivering and filing such other documents as may be deemed necessary or appropriate in connection therewith;

     FURTHER RESOLVED, that the appropriate officers of the Company be, and hereby they are, authorized to furnish a copy of these Resolutions (in certified form, if appropriate) and the First Amendment to the Trustee under the LawGibb Group, Inc. Supplemental Executive Retirement Trust, which was established in conjunction with the Plan, the Plan Administrator, the Plan's recordkeeper and such other parties as they deem appropriate.

     BE IT FURTHER RESOLVED, that the Secretary of the Corporation be, and hereby he is, directed to enter a copy of this action of the Board in the minute book of the Corporation as evidence of this action adopted in full compliance with the Georgia Business Corporation Code.


                                           MOVED ___________________

                                          SECOND ___________________

                                    ACTION TAKEN ___________________

                     First Amendment To LawGibb Group, Inc.
                     Supplemental Executive Retirement Plan

This  First  Amendment  to  the  LawGibb  Group,  Inc.  Supplemental   Executive
Retirement Plan ("First Amendment") is effective this 15th day of August, 2001.

     WHEREAS, LawGibb Group, Inc. ("Company") currently maintains the LawGibb Group, Inc. Supplemental Executive Retirement Plan ("Plan"), as amended and restated effective April 1, 2001; and

     WHEREAS, it is in the best interests of the Company that Section 1.13 of the Plan be amended to authorize the Board of Directors of the Company to appoint an Assistant Plan Administrator; and

     WHEREAS, Bruce C. Coles and Robert B. Fooshee are the sole participants in the Plan ("Participants") and have given their respective consents to the First Amendment,

     NOW, THEREFORE, the Plan hereby is amended as follows:

     1. Section 1.13 of the Plan is amended by deleting the same in its entirety and replacing it with the following Section 1.13:

     "PlanAdministrator.  "Plan  Administrator" means the individual or group of individuals who shall act on behalf of the Company to administer the Plan. "Assistant Plan Administrator" means the individual or group of individuals who shall act as, and shall have all the powers of and be regarded as, the Plan Administrator during the absence, incapacity or other inability of the Plan Administrator to discharge its responsibilities under the Plan. The Plan Administrator and the Assistant Plan Administrator shall be appointed by, and serve at the pleasure of, the Board of Directors; provided, if no such Plan Administrator or Assistant Plan Administrator is appointed and acting, the Board of Directors shall be the Plan Administrator. Except as otherwise provided herein, the Plan Administrator shall have complete control of the administration of the Plan hereunder, with all powers necessary to enable it to properly carry out its duties as set forth in the Plan. The Plan Administrator shall have the sole authority in its discretion to construe the Plan and to determine all questions that shall arise thereunder, decide all questions relating to eligibility to participate in the Plan, determine the benefits of the Plan to which any Participant or Beneficiary may be entitled, maintain and retain records relating to Participants and Beneficiaries, and prepare and file or publish with the appropriate government officials all reports and other information required under law to be so filed or published."

     2. To the extent that the Plan is not amended by the First Amendment, it hereby is republished in its entirety and remains in full force and effect.

     IN WITNESS WHEREOF, the Company and the Participants have executed this First Amendment on August 15, 2001.

                                     LawGibb Group, Inc.

                                     by __________________________________
                                     Its __________________________________

                                     Participants

                                     -------------------------------------
                                     Bruce C. Coles

                                     -------------------------------------
                                     Robert B. Fooshee

                                   Exhibit "A"